UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2017

eMedia Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-208049	47-5567250
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

244 Madison Avenue
New York, NY 10016
(Address of Principal Executive Officers)

Registrant's telephone number, including area code: (352) 330-6874

(Former name or former address, if changed since last report) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 1, 2017, eMedia Group Inc., a Nevada corporation (the “Company”) hired two additional software programmers to further develop its expanding portfolio of web travel aggregators and mobile apps.

Effective March 22, 2017, the Company signed a lease for a strategic office location for its growing team of programmers and developers at C2-22, Block C, Pusat Korporat Oasis, No.2 Jalan PJU 1A/2, Ara Damansara, 47301 Petaling Jaya Selangor, Malaysia.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2017

By:	/s/ Kok Wong Liew
Name:	Kok Wong Liew
Title:	CEO

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